                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  APRIL 28, 1994
                                                           --------------



                               W. R. GRACE & CO.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    NEW YORK                        1-3720                       13-3461988
- ----------------                ----------------             ------------------
(State or other                 (Commission File                (IRS Employer
 jurisdiction of                     Number)                 Identification No.)
 incorporation)




              ONE TOWN CENTER ROAD, BOCA RATON, FLORIDA 33486-1010
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code: 407/362-2000
                                                            ------------

Item 5.   OTHER EVENTS.


          On April 28, 1994, W. R. Grace & Co. ("Company") announced its consolidated results of operations for the quarter ended March 31, 1994. The Company's April 28, 1994 press release and accompanying financial and statistical data are filed as an exhibit hereto and are incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          The Company's April 28, 1994 press release and accompanying financial and statistical data are filed as an exhibit hereto.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                               W. R. GRACE & CO.
                                        ------------------------------
                                                 (Registrant)



                                        By      s/Richard N. Sukenik
                                           --------------------------------
                                                 Richard N. Sukenik
                                              Vice President and Controller


Dated: May 4, 1994

                                W. R. GRACE & CO.

                           Current Report on Form 8-K


                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
- -----------         -----------

99.1                Press Release dated April 28,
                    1994 and accompanying financial
                    and statistical data